CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF OPERATIONS
Service revenue	$ 5,927,173	$ 5,872,767
Service costs	4,107,556	3,794,196
Gross profit	1,819,617	2,078,571
Operating expenses
Selling, general and administrative expenses	3,217,188	3,008,496
Change in contingent consideration	0	(30,757)
Total Operating expenses	3,217,188	2,977,739
Loss from operations	(1,397,571)	(899,168)
Other (expense) income
Interest expense	(109,810)	(81,057)
Other income	8,455	0
Other (expense) income	(101,355)	(81,057)
Net loss before income tax	(1,498,926)	(980,225)
Income tax expense	0	0
Net loss	$ (1,498,926)	$ (980,225)
Basic and diluted loss per share	$ (0.04)	$ (0.02)
Weighted average shares outstanding	41,437,625	41,014,810